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                              AGREEMENT FOR THE

                              PURCHASE AND SALE

                                  OF ASSETS


                                BY AND BETWEEN


                            2-INFINITY.COM, INC.

                                 (AS "BUYER")
                                     AND


                                 AFENEH, INC.

                                 (AS "SELLER)

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                          AGREEMENT FOR THE PURCHASE
                              AND SALE OF ASSETS



     THIS AGREEMENT FOR THE PURCHASE AND SALE OF ASSETS "Agreement), effective as of March 22, 2000 by and between AFENEH, Inc., a Texas corporation, (the "Seller") and 2-Infinity.com, Inc., a Texas corporation a subsidiary of Lakota Technologies, Inc., a Texas corporation (collectively the "Buyer"), with respect to the following:

                                    RECITALS

          A Seller is the owner of business known as AFANEH, Inc., operated and located at 7710 Bellaire, Suite K, Houston, Texas 77036 (referred to hereafter as the "business").

          1. Buyer desires to purchase from Seller ONLY THAT certain asset described as Contract entitled Resale Agreement Between Southwestern Bell Telephone Company and Afaneh, Inc. (hereinafter referred to as the "Contract" or "Assets") a true and correct copy of which is attached hereto as Exhibit "A" hereof; and Seller desires to sell the Contract to Buyer on the terms and subject to the conditions of this Agreement.

     NOW THEREFORE, in consideration of the mutual covenants, agreements and representations contained in this Agreement, the parties hereto agree as follows:

     1.   ASSETS TO BE TRANSFERRED TO BUYER FROM SELLER

               Effective as of the Closing Date, Seller shall sell, assign and transfer to Buyer all of Seller's right, title and interest in and to the Contract set forth on Exhibit "A".


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          1.   Accounts Receivable. Both Buyer and Seller hereby acknowledge that the accounts receivable of the Business as of the Closing Date will not be transferred to Buyer and shall remain the exclusive property of the Seller. Buyer hereby agrees that in the event any payments are received by Buyer which are to be credited against any accounts receivable, the Buyer will, within five (5) business days of receipt of any such funds, forward the entire amount paid and received to Seller.

          2.   PRICE AND TERMS

               2.1 ASSET PURCHASE PRICE. Buyer shall deliver to Seller, on or before the Closing Date, as and for the purchase price of the Assets the following items of Compensation:

                     2.1a CASH: A total one-time payment of Two Hundred Seventeen Thousand Dollars (US $217,000); and

                     2.1b STOCK: A total one-time distribution of One Hundred Thousand Shares (100,000) of Lakota Technologies, Inc. Seller shall deliver the Share Certificate to Buyer within sixty (60) days from Closing Date.

               2.2 SECURITY RESTRICTIONS. On or before the Closing Date, Buyer shall deliver to Seller, or cause to be delivered to Seller a stock certificate or certificates representing the shares specified under 2.1.b. above, in a form and substance satisfactory to Seller, and which shall effectively vest in Seller, as of the Closing Date, all right, title and interest in and to the shares except as set forth in the legend on the certificate(s), which legend shall provide as follows:

                     ("THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
                     NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF FOR A PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF, EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAW, OR (II) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES)."

               2.3 ASSUMPTION OF SPECIFIC LIABILITIES. Effective as of the Closing Date, Buyer shall assume any and all of those liabilities and obligations of Seller contained in and/or associated with the Contract (the "Assumed Liabilities"). It


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                     is specifically understood and agreed, however, that any
                     payments due by Seller relating to the Assumed Liabilities prior to the Closing Date which have not been paid, shall be paid by Seller, unless otherwise agreed on writing by Buyer subsequent to the Closing Date. Buyer hereby agrees to assume the obligations of Seller for the Assumed Liabilities as of, and after the Closing Date. Nothing contained in this Agreement or any of the documents of certificates delivered pursuant hereto or contemplated hereby shall ever be deemed to constitute an assumption by the Buyer or an agreement by the buyer to assume any liability of Seller other than the Assumed Liabilities specified on Exhibit "B", and as provided for under this Section 2.4.

               2.4 PRORATION OF TAXES. All property taxes and special assessments payable but not yet due with respect to any of the Assets listed on Exhibit "A", shall be prorated between Buyer and Seller on the basis of actual days elapsed between the commencement of the current fiscal year and the Closing Date, based upon a 365-day year, with Buyer assuming the obligations effective as of and on the Closing Date, and Seller assuming the obligations from the commencement of the fiscal year to the day before the Closing Date. In connection with such proration of taxes, in the event that the actual tax figures for the year of the Closing are not available at the Closing Date, an estimated, provisional proration of taxes shall be made using tax figures from the preceding year. When actual tax figures for the year of Closing become available, a corrected and definitive proration of taxes shall be promptly made. In the event that taxes for the year of Closing exceed the amount estimated in each provisional proration, Seller shall pay Buyer its pro rata share of the amount by which the actual taxes exceeded the estimated taxes. Similarly, in the event that taxes for the year of Closing are less than the amount estimated in such provisional prorations, Buyer shall pay Seller its pro rata share of the amount by which the estimated taxes exceed the actual taxes.

               2.5 TRANSACTION TAXES AND OTHER CLOSING COSTS. Any sales, use or similar transfer taxes, and any transfer, recording or similar fees and charges arising out of or in connection with this Agreement and the transfer of Assets from Seller to


                                 Page 3 of 16


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               Buyer, shall be paid in full by the Buyer.

          2.6 COMMISSIONS AND BROKERAGE FEES. Each of the parties hereto is responsible for, and shall indemnify the other against, any claim by third party to a fee, commission, bonus, or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement, with respect to the negotiation, execution or implementation of this Agreement, or any of the transactions contemplated hereby.

          2.7 LIENS OR RESTRICTIONS ON THE ASSETS. Seller shall deliver a fully executed Assignment of Contract and Contract Rights to Buyer at time of Closing.

3. REPRESENTATION AND WARRANTIES BY SELLER. Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date the following:

     3.1 FINANCIAL STATEMENTS. Seller has delivered to Buyer and Buyer acknowledges receipt and/or opportunity to review copies of its books and records, which correctly and fairly reflect gross revenues, operating expenses and net profit of the business attributable to the Contract through the periods shown on or reported by such records. All such books and records fairly represent the financial condition of the Seller's Assets and, although unaudited, have been prepared and maintained in a manner consistent with prior periods and correctly and fairly reflect the financial status of the assets, including any applicable changes in liabilities and capital.

     3.2 TITLE TO ASSETS AND INDEMNITY. Seller has not made any prior assignment of any interest in and to the Contract to any other entity or party and has full authority to make the assignment of the Contract as set forth herein. Additionally, Seller has not pledged or hypothecated any interest in the Contract and Seller is not, to its knowledge delinquent on any obligation under the Contract as of or prior to Closing Date.

          EXCEPT AS SET FORTH IN THIS SECTION 3, THERE ARE NO UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS OR WARRANTIES, EXPRESS OR IMPLIED, BETWEEN THE PARTIES WITH RESPECT TO ANY NON-CONFORMANCE THE ASSETS WITH REGARD TO ANY SPECIFICATION OR

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          EXPECTATION OF BUYER, OR REGARDING ANY DEFECT IN THE ASSETS OR ANY
          OTHER THING DELIVERED UNDER THIS AGREEMENT. BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER REMEDIES, WARRANTIES, GUARANTEES, OBLIGATIONS, REPRESENTATIONS OR LIABILITIES, EXPRESS OR IMPLIED, OF SELLER, ITS OFFICERS, DIRECTORS, PRINCIPALS AND ITS AFFILIATES WITH RESPECT TO ANY KNOWN OR SUBSEQUENTLY DISCOVERED DEFECTS IN EACH OF THE ASSETS BEING TRANSFERRED HEREUNDER, OR ANY PART THEREOF, INCLUDING ANY PRODUCT, DOCUMENT OR SERVICE DELIVERED OR PROVIDED UNDER THIS AGREEMENT, ARISING IN FACT, IN LAW, IN CONTRACT, IN TORT, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION: (a) ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OF FITNESS; (b) ANY IMPLIED WARRANTY OR CONDITION ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (c) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT (INCLUDING NEGLIGENCE OR STRICT PRODUCT LIABILITY) OR OTHERWISE OF SELLER, ITS OFFICERS, DIRECTORS, PRINCIPALS OR ITS AFFILIATES, BY REASON OF THE DESIGN, MANUFACTURE, SALE, REPAIR, LEASE OR USE OF THE ASSETS OR ANY PRODUCT AND SERVICES DELIVERED HEREUNDER; AND (d) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY ASSET OR PART THEREOF.

          BUYER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER, ITS SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS AND LESSORS, AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS, AND EACH OF THEM, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS, AND EXPENSES FOR LOSS OF OR DAMAGE TO PROPERTY INCLUDING ANY ASSET DESCRIBED HEREIN, AND LOSS OF USE THEREOF, OR INJURIES TO OR DEATH OF ANY AND ALL PERSONS (INCLUDING BUYERS, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES BUT EXCLUDING SELLER'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES), ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH ANY SERVICE PROVIDED UNDER

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          THIS AGREEMENT, SUCH INJURY OR LOSS AROSE IN CONTRACT (INCLUDING
          WITHOUT LIMITATION, WARRANTY) IN TORT (INCLUDING NEGLIGENCE OR STRICT PRODUCT LIABILITY) OR OTHERWISE, EXCEPT TO THE EXTENT CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF SELLER, ITS SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS AND LESSOR, OR THE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS OF ANY OF THEM.

          SELLER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BUYER, ITS SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS AND LESSORS, AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS, AND EACH OF THEM, FROM AND AGAINST ALL LIABILITIES,
          CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES FOR LOSS OF OR DAMAGE
          TO PROPERTY INCLUDING ANY ASSET DESCRIBED HEREIN, AND LOSS OF USE THEREOF, OR INJURIES TO OR DEATH OF ANY AND ALL PERSONS (INCLUDING SELLER'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYES BUT EXCLUDING BUYER'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES), ARISING
          DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH ANY SERVICE PROVIDED UNDER THIS AGREEMENT, SUCH INJURY OR LOSS AROSE IN
          CONTRACT (INCLUDING WITHOUT LIMITATION, WARRANTY) IN TORT (INCLUDING NEGLIGENCE OR STRICT PRODUCT LIABILITY) OR OTHERWISE, EXCEPT TO THE EXTENT CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF BUYER, ITS SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS AND LESSORS, OR THE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS OF ANY OF THEM.

          NOTHING CONTAINED IN THIS SECTION SHALL BE CONSTRUCTED AS, AND BUYER SPECIFICALLY DOES NOT AGREE TO DEFEND, INDEMNIFY, HOLD HARMLESS SELLER OR ANY AFFILIATE OR THEIR AGENTS OR EMPLOYEES FROM ANY CLAIM OF ANY KIND WHATSOEVER CAUSED BY THE WILLFUL MISCONDUCT OR SOLE NEGLIGENCE OF SELLER OR ITS AFFILIATES OR ANY OF THEIR AGENTS OR EMPLOYEES.

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          (a)  ACCOUNTS RECEIVABLE. Seller and Buyer acknowledge that the primary purpose of this agreement is to effectuate the transfer assignment of the Contract, but that Buyer does not desire to acquire and/or service the individual accounts derived therefrom. To the extent that it is legally permissible, Buyer desires that Seller service the individual accounts and retain all funds received pursuant to same for Seller's account.

     3.3 CONTRACTS. Attached thereto as Exhibit "C" is a "Schedule of Contracts" listing the following contracts, understandings, commitments and agreements to which Seller is a party or bound solely with respect to and/or arising from the Contract:

               1. All oral or written contracts, understandings or commitments, whether in the ordinary course of business or not, involving a present or future obligation to deliver goods or services of an amount or value in excess of Five Hundred Dollars ($500.00) whatsoever, pertaining to the Assets and/or business associated with the Name.

               2. All bonus, incentive or deferred compensation, profit
                  sharing, pension, vacation, group insurance or employee welfare plans of any nature whatsoever, pertaining to the Assets and/or the business associated with the Name.

               3. All collective bargaining agreements or other contracts or commitments to or with any labor union, employee representative or group of employees of any nature whatsoever, pertaining to the Assets and/or the business associated with the name.

               4. All employment contracts, and all other contracts,
                  agreements or Commitments (whether written or oral) to or with individual employees, agents of representatives, for a period of thirty (30) days, or for a remuneration which exceeds or will exceed in accordance with present commitments, one Thousand Dollars ($1,000) per annum, identifying the


                                 Page 7 of 16

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                  individual and his position provided the document and
                  individual pertain to the Assets and/or the business associated with the Name.

               5. Any oral or written contract, understanding or commitment which requires the consent of any party thereto to the consummation of the transactions contemplated by the Agreement.

               6. All contracts, agreements or commitments which restrict the ability of Seller to carry on its business anywhere in the world; and

               7. Any other contract or commitment not listed on other
                  Exhibits or Schedules hereto which is or may be material to the business or Operation of Seller.

          There has not been any default in any obligation to be performed by Seller under any contract, commitment or agreement listed in Exhibit "C" which default could adversely affect the property, operations, business or prospects of Seller, and Seller has not knowingly waived any right under any such contract, commitment or agreement so as to adversely affect the property, operations, business or prospects of Seller. True and complete copies of all such written contracts and written summaries of all such oral contracts will be furnished of made available to Buyer at least seven (7) days before the Closing Date.

     3.4 LITIGATION. Except ans set forth on Exhibit "E" attached hereto, there is, to the best of Seller's knowledge, no actual or threatened litigation, action, proceeding, claim, complaint, accusation, or governmental investigation pending or threatened, nor is there basis for any against of affecting Seller of Seller's assets. There is no outstanding order, judgement or award by any court, arbitrator or governmental body against of affecting Seller's Assets.

     3.5 TEXAS STATE LAWS. SELLER REPRESENTS TO THE BUYER THAT THE PURCHASE AND SALE OF THE CONTRACT IS SUBJECT TO REVIEW AND APPROVAL BY THE PUBLIC UTILITY COMMISSION AND SOUTHWESTERN BELL TELEPHONE COMPANY. SELLER HAS, HOWEVER, COMPLIED WITH ALL LEGAL REQUIREMENTS OF THE SELLER RELATED TO THE TRANSFER AND SALE OF THE CONTRACT TO THE BUYER.


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     3.6  BOOKS AND RECORDS. Seller maintains its books, records and accounts related to the Contract (including, but not limited to, those kept for financial reporting purposes and for tax purposes) in accordance with good business practice and in sufficient detail to reflect accurately and fairly the transaction and dispositions of its assets, liability and equities.

     3.7 NO VIOLATION. Except for those consents and agreements set forth on Exhibit "F" attached hereto which will have to be obtained prior to Closing, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not:

               1. Violate, conflict with or cause any default under or
                  acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any character, certificate of incorporation, by-law, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decrees, judgement or any other restrictions of any kind of character to which Seller is a party or by which it or any of its properties is bound;

               2. Result in the certain of any security interest, lien,
                  encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible, or intangible) right contract, agreement or business of Seller; violate any statute or any rule or regulation of any governmental body; or Permit and governmental body to impose any restrictions or limitations of any nature on Seller or its activities.

     3.8 CONSENTS. Except as set forth in Exhibit "G" attached hereto, no consent, approval, authorization or order of or filing with any court, any governmental body, or any insurer of or other party to agreements, licenses, leases, sales orders, permits, franchises, rights and other obligations of Seller is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement.


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         3.9   DUE AUTHORIZATION AND VALIDITY OF AGREEMENT.  Seller has all
               requisite power and authority to enter into this Agreement, to sell and convey the Assets and to carry out the other provisions and conditions hereof. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a valid and legally binding agreement of Seller enforceable in accordance with its terms.

         3.10 FULL DISCLOSURE. No representation or warranty of Seller made in this Agreement, or any written statement furnished to Buyer pursuant hereto, or in connection with the transactions contemplated hereby, heretofore furnished Buyer by Seller, contains or will contain any untrue statement of a material fact which affects the Assets of Seller, or Seller's title to the Assets or omits or will omit to state a material fact unnecessary to make the statements or facts contained herein or therein not misleading. Seller has not withheld and will not withhold from Buyer knowledge of any events, conditions or facts which may affect the Assets or Seller's title to the Assets.

    4. REPRESENTATIONS AND WARRANTIES BY BUYER. Buyer represents and warrants to Seller as of the date hereof and as of the Closing Date as follows:

         4.1 ORGANIZATION AND GOOD STANDING. Buyer is duly organized and existing and in good standing under the laws of the State of Texas.

         4.2 AUTHORITY. The execution of this Agreement by Buyer, its delivery to Seller and the performance of its terms have been fully authorized by the Board of Directors of Buyer, and not further corporate action will be necessary on its part to make this Agreement valid and binding upon Buyer in accordance with its terms. Neither the execution or delivery of this Agreement nor its performance will result in a violation breach of any term or provision or, nor constitute a default under, its Articles of Incorporation or By-laws.

         4.3 FULL DISCLOSURE. No representation or warranty of Buyer made in this Agreement, nor any written statement furnished to Seller pursuant hereto, or in connection with the transactions contemplated hereby, heretofore furnished to Seller by Buyer, contains or will contain any untrue statement of a material fact


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               which affects the business or financial condition of Buyer, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

    5.   AGREEMENT BY SELLER.

         5.1 NOTICES AND APPROVALS. Seller agrees to provide Buyer with reasonable assistance to give all notices to third parties and obtain all consents, approvals, permits and authorizations which may be necessary or deemed desirable by Buyer in connection with this Agreement and the consummation of the transactions contemplated herein, including the releases of all liens and encumbrances attached to the Assets on the date hereof and the Closing Date.

         5.2 EMPLOYEES. Seller will do nothing to dissuade any of its employees from becoming employed by Buyer after the Closing; and Seller will not terminate, lay off or transfer any such employees without the written consent of Buyer, prior to the Closing.

         5.3 FURTHER INSTRUMENTS. Seller will, at the request of Buyer, execute and deliver to Buyer all such further instruments, assignments, assurances and documents as Buyer may reasonably request in connection with the carrying out of this Agreement.

         5.4 CUSTOMERS. Buyer and Seller acknowledge and agree that to the extent that Seller retains and/or continues to service any specific customer account derived from and/or associated with the Contract and in the event that a customer complains after the sale of the Business regarding the services or work performed prior to the sale, Buyer shall have the initial contact with such customer. Buyer agrees that prior to taking actions (other than are reasonably necessary) to remedy the customer complaint, Buyer shall consult with Seller regarding the final plans to obtain the customer's satisfaction.

    6.   CONDITIONS PRECEDENT TO THE OBLIGATION OF BUYER TO CLOSE.

         In addition to all obligations of Buyer contained in this Agreement, the obligation of Buyer to close shall be subject to the following conditions precedent:


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         6.1   COMPLIANCE WITH OBLIGATIONS.  Fulfillment by Seller of its
               covenants, obligations and agreements as set forth in this Agreement.

         6.2 CORRECTNESS OF REPRESENTATIONS. The representations of Seller contained in this Agreement shall be accurate in all material respects on the date when made and shall also be accurate on the Closing Date to the same extent as if made on such date.

         6.3 CONSENTS. Buyer acknowledges that it must contain consent from Southwestern Bell Telephone Company to approve Seller's assignment of the Contract to Buyer.

         6.4 NO INJUNCTION. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction, directing that the transactions provided for herein or any of them not be consummated as herein provided.

         6.5 CONSENTS OF GOVERNMENTAL AGENCIES. Buyer acknowledges that it must obtain consent from one or more governmental, administrative and/or regulatory agencies to effectuate the assignment of the Contract to Buyer. Seller agrees to provide Buyer with reasonable assistance and cooperation in the seeking and obtaining of any and all such approvals, provided however, that the failure of Buyer to receive any such approvals shall not invalidate this agreement nor be a default hereunder.

         6.6 APPROVAL OF BOARD OF DIRECTORS. Buyer shall have obtained the approval of its Board of Directors authorizing it to proceed with the transactions contemplated herein.

    7.   CONDITIONS PRECEDENT TO THE OBLIGATION OF SELLER TO CLOSE.

         In addition to all obligations of Seller contained in the Purchase Agreement, the obligation of Seller to close shall be subject to the following conditions precedent:

         7.1 AUTHORIZATION. Seller shall have received a certified copy of the resolutions of the Board of Directors of Buyer, certified by its Secretary or an Assistant Secretary, authorizating the execution of this Agreement and the consummation of the transactions contemplated hereby.


                                Page 12 of 16

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         7.2   CORRECTNESS OF REPRESENTATIONS.  The representations and
               warranties of Buyer contained in this Agreement shall be accurate in all material respects on the Closing Date to the same extent as if made on that date.

    8.     OTHER AGREEMENTS.

         8.1 FURTHER ASSURANCES. From time to time, at Buyer's request, whether at or after the Closing and without further consideration, Seller, at Buyer's sole expense, including the reimbursement to Seller of any legal fees which Seller reasonably incurs with respect to same will execute and deliver such further instruments of assignment, conveyance and transfer and take such other action as the Buyer may reasonably require to assign, convey and transfer to Buyer any of the Assets intended to be sold hereunder.

         8.2 MAINTENANCE AND RETENTION OF BOOKS AND RECORDS. For a period of seven years after the Closing Date, the parties shall retain all books and records relating to the Assets, and any party wishing to dispose or destroy books or records shall provide not less than 60 days prior written notice to the other parties of such proposed action. If the recipient of such notice desires to obtain any of such documents, it may do so by notifying the other party in writing at any time prior to the scheduled date for such destruction or disposal. Such notice must specify the documents which the requesting party wishes to obtain. The parties shall then promptly arrange for the delivery of such documents. All out-of-pocket costs associated with the delivery of the requested documents shall be paid by the requesting party.

         8.3 CONFIDENTIALITY. Each party hereto will hold and will cause its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or adminstrative process or, in the opion of its counsel, by other requirements of law, all documents and information concerning the other party furnished it by such other party or its representative in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) previously known by the party to which it was furnished, (ii) in the public domain through no fault of such party, or (iii) later lawfully acquired from other sources by the party to which it was furnished), and each party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors,

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               bankers and other consultants and advisors in connection with this Agreement. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information. In the event of termination of this Agreement, each party shall use its best efforts to return to the other party all documents and copies thereof received from the other party that contain information subject to the confidentiality requirements of this Section.

    9.   CLOSING DATE AND TERMINATION.

         9.1 CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the location of the Seller on or before March 22, 2000, or at such later date as Buyer and Seller may mutually agree upon, such time and date being herein called the "Closing Date".

         9.2 TERMINATION. This Agreement may be terminated at any time (i) by mutual consent of all parties or (ii) as either Buyer or Seller at any time in the event of a breach of the other which remains uncured for thirty (30) days after notice in writing of such breach.

    10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. The representations and agreements made herein are true and binding as of the date hereof and shall continue in full force and effect on and after the Closing Date notwithstanding any investigations which may have been made by any of the parties prior thereto.

    11. INDEMNIFICATION. Buyer and Seller shall indemnify and hold harmless each other from any liability, damage, deficiency, loss, cost or expense, including attorney fees and any costs of investigation (being hereafter referred to as "Costs"), arising from or attributable to any breach of any representation, warranty or agreement made by either party herein or in any certificate delivered at the Closing with respect thereto.

    12. EXPENSES. Each party hereto shall bear its or his own expenses incurred pursuant to this Agreement except as otherwise specifically set forth herein.

    13. ENTIRE AGREEMENT. This Agreement, together with the Exhibits and Schedules referred to herein which are incorporated herein by this reference, and the agreements referred to herein, shall constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereby.

    14. CONSTRUCTION AND JURISDICTION. The parties agree that this Agreement shall be construed and enforced in accordance with the governed by the laws of the State of Texas, and any proceeding instituted as a result of this Agreement shall be brought in the court of proper jurisdiction in Harris County, Texas.

    15. ATTORNEYS FEES. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court and/or appellate court.

    16. INVALID PROVISIONS. If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a party hereof, and the remaining provision hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically by the Company as part of a provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

    17. NUMBER AND GENDER OF WORDS. When the context so requires in this Agreement, words of gender shall include either or both of the other genders and the singular number shall include the plural.

    18. ASSIGNMENTS. This Agreement shall be binding upon the parties hereto, their successors and assigns, and shall not be assignable without the express written consent of all parties hereto.

    19. AMENDMENTS. This Agreement may be amended only by a written agreement executed by all of the parties thereto.

    20. NOTICES. All notices, request, consents and other communications hereunder shall be in writing and shall be delivered in person, by facsimile, or by registered or certified mail, return receipt requested, postage and fees prepaid, first class mail;

     If to Seller:   AFANEH, INC.
                     7710 Bellaire, Suite K
                     Houston, Texas 77036
                     Attn: Mr. Mohammad K. Afaneh
                     Facsimile: 713.988.1045

     If to Buyer:    2-Infinity.com, Inc.
                     4828 Loop Central Drive, Suite 150
                     Houston, Texas 77081
                     Attn: Majed Jalali, President
                     Facsimile: 713.592.0378

     Any party hereto may change the address or facsimile number by written notice to the other party. All such notices shall be deemed to be given when delivered in person, or if placed in the mail as aforesaid, then four (4) days thereafter.

21. AUTHORITY. Each party executing this Agreement warrants his authority to execute this Agreement.

22. COUNTERPARTS. This Agreement may be executed in several counterparts and it shall not be necessary for each party to execute each of such counterparts, but when all of the parties have executed and delivered one of such counterparts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each party in Accordance with its terms.

23. FACSIMILE SIGNATURES. The parties hereto agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals. The parties further agree that within three (3) days following the execution of the Agreement, they shall exchange original signature pages.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date and year first above written.

"SELLER"                                "BUYER"
AFANEH, INC.                            2-INFINITY.COM, INC., a subsidiary of
                                        Lakota Technologies, Inc.


/s/ Mohammad K. Afaneh                  /s/ Majed Jalali
-----------------------                 -------------------------
By:  Mohammad K. Afaneh                 By:  Majed Jalali
Its: President                          Its: President

                                  EXHIBIT A










          RESALE AGREEMENT BETWEEN SOUTHWESTERN BELL TELEPHONE COMPANY
        AND AFANEH, INC. TO BE ATTACHED AFTER BUYER'S CHECK HAS BEEN PAID
                         IN GOOD FUNDS TO SELLER'S BANK.

                                  EXHIBIT B

                             ASSUMED LIABILITIES:

                   NONE EXCEPT AS SET FORTH IN THE CONTRACT.

                                  EXHIBIT C

                            SCHEDULE OF CONTRACTS:

                   NONE EXCEPT AS SET FORTH IN THE CONTRACT.

                                  EXHIBIT D

                                  EXHIBIT E

                                 LITIGATION:

                  NONE TO THE BEST OF SELLER'S KNOWLEDGE.

                                  EXHIBIT F

                                 VIOLATIONS:

                  NONE TO THE BEST OF SELLER'S KNOWLEDGE.

                                  EXHIBIT G

                                  CONSENTS:

     TO THE BEST OF SELLER'S KNOWLEDGE, THERE ARE NO CONSENTS, APPROVALS, AUTHORIZATIONS OR ORDERS REQUIRED FOR THE EXECUTION AND DELIVERY OF THIS
    AGREEMENT. HOWEVER, AS A CONDITION TO THE ASSIGNMENT OF THE SUBJECT CONTRACT, BUYER MUST OBTAIN THE APPROVAL OF ONE OR MORE ENTITIES INCLUDING
BUT NOT LIMITED TO SOUTHWESTERN BELL TELEPHONE COMPANY AND THE PUBLIC UTILITY
                                  COMMISSION.